UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2024

Mach Natural Resources LP

(Exact name of registrant as specified in its charter)

Delaware	001-41849	93-1757616
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14201 Wireless Way, Suite 300, Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip Code)

(405) 252-8100

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	MNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 13, 2023, Mach Natural Resources LP, a Delaware limited partnership (the “Partnership”) entered into that certain Contribution Agreement, by and among the Partnership, Mach Natural Resources Holdco LLC, Mach Natural Resources Intermediate LLC and the other contributors party thereto (the “Contribution Agreement”), that effected the reorganization transactions in connection with the Partnership’s initial public offering. The Partnership is filing updated financial statements for BCE-Mach LLC, a Delaware limited liability company (“Mach I”), and BCE-Mach II LLC, a Delaware limited liability company (“Mach II”), under Item 9.01 of this Form 8-K in connection with the offering described in Item 8.01 of this Form 8-K.

The foregoing description is qualified in its entirety by reference to the full text of the Contribution Agreement, which is attached as Exhibit 10.1 to the Current Report on Form 8-K dated as of October 24, 2023 and is incorporated herein by reference.

Item 8.01. Other Events.

On September 4, 2024, the Partnership issued a press release announcing that the Partnership intends to offer for sale 9,031,413 common units representing limited partner interests in the Partnership, assuming the underwriters exercise their option to purchase up to an additional 1,178,010 common units, pursuant to a Registration Statement on Form S-1 filed by the Partnership with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, on September 4, 2024.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Mach I and Mach II as of and for the years ended December 31, 2022 and 2021 contained in our Registration Statement on Form S-1/A filed with the SEC on October 16, 2023 are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.

The unaudited consolidated financial statements of Mach I and Mach II as of and for the nine months ended September 30, 2023 contained in our Registration Statement on Form S-1 filed with the SEC on September 4, 2024 are attached hereto as Exhibits 99.4 and 99.5, respectively, and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma financial data of the Partnership as of and for the year ended December 31, 2023 contained in our Registration Statement on Form S-1 filed with the SEC on September 4, 2024 is attached hereto as Exhibit 99.6 and is incorporated herein by reference.

Exhibit No.	Description
99.1	Press release, dated September 4, 2024.
99.2	Audited Condensed Financial Statements of BCE-Mach LLC as of December 31, 2022 and 2021 and for the years ended December 31, 2022 and 2021 (incorporated by reference to our Registration Statement on Form S-1/A filed with the SEC on October 16, 2023).
99.3	Audited Condensed Financial Statements of BCE-Mach II LLC as of December 31, 2022 and 2021 and for the years ended December 31, 2022 and 2021 (incorporated by reference to our Registration Statement on Form S-1/A filed with the SEC on October 16, 2023).
99.4	Unaudited Condensed Financial Statements of BCE-Mach LLC as of September 30, 2023 and for the nine months ended September 30, 2023 (incorporated by reference to our Registration Statement on Form S-1 filed with the SEC on September 4, 2024).
99.5	Unaudited Condensed Financial Statements of BCE-Mach II LLC as of September 30, 2023 and for the nine months ended September 30, 2023 (incorporated by reference to our Registration Statement on Form S-1 filed with the SEC on September 4, 2024).
99.6	Unaudited Pro Forma Condensed Combined Financial Information of Mach Natural Resources LP for the year ended December 31, 2023 (incorporated by reference to our Registration Statement on Form S-1 filed with the SEC on September 4, 2024).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mach Natural Resources LP

	By:	Mach Natural Resources GP LLC,
its general partner

Dated: September 4, 2024	By:	/s/ Tom L. Ward
		Name:	Tom L. Ward
		Title:	Chief Executive Officer

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